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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 23, 2006

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


     Delaware                       000-23377                  13-3699013
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(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)          Identification Number)


        1 Rockefeller Plaza, Suite 400 New York, New York     10020-2002
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            (Address of Principal Executive Offices)          (Zip Code)


       Registrant's Telephone Number Including Area Code:   (212) 218-2800
                                                            --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

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SECTION  1  -  REGISTRANT'S  BUSINESS  AND  OPERATIONS

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On February 23, 2006, the Board of Directors of the registrant approved cash bonus payments to the following executive officers of the registrant in the following amounts: Jerome Dansker - $82,500; Lowell S. Dansker - $45,000; and Lawrence G. Bergman - $22,500. Of these amounts, a total of $105,000 will be paid by Intervest National Bank and a total of $45,000 will be paid by Intervest Mortgage Corporation, wholly owned subsidiaries of the registrant. The amounts will be reflected as an expense in the first quarter of 2006.

SECTION  5  -  CORPORATE  GOVERNANCE  AND  MANAGEMENT

ITEM 5.02(B) DEPARTURE OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On February 23, 2006, Mr. Lawrence G. Bergman notified the Board of Directors of the registrant that he does not intend to stand for re-election to the Board of Directors of the registrant. Mr. Bergman's term of office will expire at the 2006 Annual Meeting of Shareholders of the Registrant.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     INTERVEST  BANCSHARES  CORPORATION


Date:     February 23, 2006          By:  /s/ Jerome Dansker,
                                          ----------------------------------
                                          JEROME DANSKER,
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                          (Principal Executive Officer)


Date:     February 23, 2006          By:  /s/  Lowell S. Dansker
                                          ----------------------------------
                                          LOWELL S. DANSKER,
                                          VICE CHAIRMAN, PRESIDENT AND TREASURER
                                          (Principal Financial Officer)